June 26, 2002




                     DREYFUS MONEY MARKET INSTRUMENTS, INC.
                          GOVERNMENT SECURITIES SERIES

                               MONEY MARKET SERIES

                Supplement to Statement of Additional Information

                                Dated May 1, 2002

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT OF THE FUND-OFFICERS OF THE FUND".

      JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1985.

      MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000. Senior Treasury Manager of the Manager, and an officer of 36 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1983.